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                       1,400,000 Shares of Common Stock
                     1,400,000 Class A Redeemable Warrants

                                AMPLIDYNE, INC.
                            UNDERWRITING AGREEMENT

                                              December    , 1996

Patterson Travis, Inc.
One Battery Park Plaza
New York, New York  10004

                  AMPLIDYNE, INC. a Delaware corporation (the "Company"), proposes to issue and sell to you, the Underwriter, (the "Underwriter") pursuant to this Underwriting Agreement (the "Agreement"), an aggregate of 1,400,000 shares of Common Stock ("Shares") and 1,400,000 Class A Redeemable Warrants ("Warrants") to purchase a Share at a price of $6.00 per share for a four year period commencing one year from the Effective Date as defined herein. The Shares and the Warrants shall be sold together on the basis of one Share and one Warrant and the Shares and Warrants are together referred to as the "Securities".

                    In addition, the Company proposes to grant to the Underwriter the option referred to in Section 2(b) to purchase all or any part of an aggregate of 210,000 additional Shares and 210,000 Warrants. Unless the context otherwise indicates, the term "Securities" shall include the 210,000 additional Securities referred to above.

                You have advised the Company that the Underwriter desires to purchase the Securities and that you are authorized to execute this Agreement on behalf of the Underwriter. The Company confirms the Agreement made by it with respect to the sale of the Securities as follows:

               1.   Representations and Warranties.

               The Company represents and warrants to, and agrees with, the Underwriter that:

               (a) A registration statement (File No. 333-11015) on Form SB-2 relating to the public offering of the Securities, including a preliminary form of prospectus, copies of which have heretofore been delivered to you, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission under the Act. The Company proposes to file, prior to the effective date of such registration statement (the "Effective Date"), an additional amendment or amendments to such registration statement, as are required by applicable law copies of which shall be delivered to you. "Preliminary Prospectus" shall mean each prospectus filed pursuant to Rule 430A of the Rules and Regulations. The registration statement (including all financial statements and exhibits) as amended at


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the time it becomes effective and the final prospectus included therein are respectively referred to as the "Registration Statement" and the "Prospectus", except that (i) if the prospectus first filed by the Company pursuant to Rule 424(b) of the Rules and Regulations shall differ from said prospectus as then amended the terms "Prospectus" shall mean the prospectus first filed pursuant to Rule 424(b), and (iii) if such registration statement or prospectus is amended or such prospectus is supplemented, after the Effective Date of such registration statement and prior to the Closing Date (as hereinafter defined), the terms "Registration Statement" and "Prospectus" shall include each registration statement and prospectus as so amended, and the term Prospectus" shall include the prospectus as so supplemented, or both, as the case may be.

               (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as hereinafter defined) (i) the Registration Statement and Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and will in all respects conform to the requirements of the Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that the Company makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus under the heading "Underwriting" and the identity of counsel to the Underwriter under the heading "Legal Matters" constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement and Prospectus, as the case may be.

               (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially affect the business, properties or financial condition of the Company.

               (d) The authorized, issued and outstanding capital stock of the Company as of September 30, 1996 is as set forth in the Prospectus under "Capitalization"; the Securities to be issued and outstanding capital stock of the Company set forth thereunder have been, or will be when issued as set forth in the Prospectus, duly authorized, validly issued, fully paid and non-assessable; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or agreements or other rights to convert any obligation into, any shares of common stock of the Company have been granted or entered into by the Company; and the

Shares and Warrants conforms to all statements relating thereto contained in the Registration Statement and Prospectus.

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               (e) The Securities are duly authorized, and when issued and delivered pursuant to this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights of any security holder of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Securities except as described in the Registration Statement.

               The Securities contained in the Underwriter's Purchase Option ("PO") (described in Section 11 herein) have been duly authorized and, when duly issued and delivered, such PO will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided by the PO. The Securities included in the PO when issued and sold, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.

               (f) This Agreement has been duly and validly authorized, executed and delivered by the Company, and assuming due execution of this Agreement by the Underwriter, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting the rights of creditors generally and also subject to any limitations on enforceability which may be imposed by application of equitable principles. The Company has full power and lawful authority to authorize, issue and sell the Securities to be sold by it hereunder on the terms and conditions set forth herein, and no consent, approval, authorization or other order of any governmental authority is required in connection with such authorization, issue and sale except, such as may be required under the Act or state securities laws.

               (g) Except as described in the Prospectus, the Company is not in violation, breach or default of or under, and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, nor will such action result in a violation of the by-laws of the Company, as amended, or any statute or any order, rule or regulation applicable to the Company of any court or of any regulatory authority or other governmental body having jurisdiction over the Company.

               (h) Subject to the qualifications stated in the Prospectus, the Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to its business; all of the material leases and subleases under which the Company holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases and no claim has been asserted by anyone under any of the leases or

                                       3

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subleases mentioned above, or affecting or questioning the right of the Company to continue possession of the leased or subleased premises or assets under any such lease or sublease, except as described or referred to in the Prospectus; and the Company owns or leases all such properties described in the Prospectus as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

               (i) Grant Thornton, LLP, who have given their reports on certain financial statements filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, are with respect to the Company, independent public accountants as required by the Act and the Rules and Regulations.

               (j) The Company shall obtain a report from Grant Thornton, LLP stating that the financial statements, together with related notes, set forth in the Prospectus present fairly the financial position and results of operations and changes in financial position of the Company on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply. Said statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent during the periods involved.

               (k) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and prior to the Closing Date (as hereinafter defined) the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company other than as set forth in the Registration Statement or pursuant to the Company's Stock Option Plan, and assuming the Company receives the proceeds of the offering contemplated hereby it does not now reasonably foresee a prospective adverse change in the condition (financial or other), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and the Company has not become the subject of, any material litigation whether or not in the ordinary course of business.

               (l) Except as set forth in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened or any action, suit or proceeding to which the Company is a party before or by any court or governmental agency or body, which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of the Company, nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race; and no labor disputes involving the employees of the Company exist or are imminent which might be expected to adversely affect the conduct of the business, property or operations or the financial condition or earnings of the Company.

               (m) Except as disclosed in the Prospectus, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all

                                       4

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taxes shown as due thereon; and there is no tax deficiency which has been or to the knowledge of the Company might be asserted against the Company.

               (n) The Company and its subsidiaries have sufficient licenses, permits and other governmental authorizations as required for the conduct of its business or the ownership of its properties as described in the Prospectus and is in all material respects complying therewith and to the best of its knowledge owns and possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade-names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of other in respect thereof. To the best knowledge of the Company, none of the activities or business of the Company are in violation of, or cause the Company to violate, any law, rule, regulation or order of the United States, any state, county or locality or of any agency or body of the United States or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company.

               (o) The Company has not directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company shall implement internal accounting controls and procedures which shall be sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

               (p) On the Closing Date (as hereinafter defined) all transfer or other taxes which are required to be paid by the Company in connection with the sale and transfer of the Securities will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

               (q) All contracts and other documents of the Company which are, under the Rules and Regulations, required to be filed as exhibits to the Registration Statement have been so filed.

               (r) The Company has no subsidiaries other than as described in the Prospectus.

               (s) The Company has not entered into any agreement pursuant to which any person is entitled, either directly or indirectly, to compensation from the Company for services as a finder in connection with the public offering referred to herein.

        2.   Purchase, Delivery and Sale of the Securities.

               (a) Subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to buy from the Company (i) at $4.50 per Share, at the place and time hereinafter
                                       5

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specified, the 1,400,000 Shares (the "First Shares") and (ii) at $.09 per
Warrant, the 1,400,000 Warrants (the "First Warrants"). The First Shares and First Warrants are hereinafter collectively referred to as the "First Securities".

               Delivery of the First Securities against payment therefor shall take place at the offices of Patterson Travis, Inc., One Battery Park Plaza, New York, New York 10004 (or at such other place as may be designated by agreement between you and the Company) at 10:00 a.m., New York time, on December, 1996 or at such later time and date as you may designate, such time and date of payment and delivery for the First Securities being herein called the "First Closing Date."

               (b) In addition, subject to the terms and conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, the Company hereby grants an option to the Underwriter to purchase all or any part of an aggregate of an additional 210,000 Securities at the same price per Share and Warrant as the Underwriter shall pay for the First Securities being sold pursuant to the provisions of subsection (a) of this
Section 2 (such additional Securities being referred to herein as the "Option Securities"). This option may be exercised within 30 days after the effective date of the Registration Statement upon notice by the Underwriter to the Company advising it as to the amount of Option Securities as to which the option is being exercised, the names and denominations in which the certificates for such Option Securities are to be registered and the time and date when such certificates are to be delivered. Such time and date shall be determined by the Underwriter but shall not be earlier than four nor later than ten full business days after the exercise of said option, nor in any event prior to the First Closing Date, and such time and date is referred to herein as the "Option Closing Date." Delivery of the Option Securities against payment therefor shall take place at the office of Patterson Travis, Inc., One Battery Park Plaza, New York, New York, 10004. The Option granted hereunder may be exercised only to cover over-allotments in the sale by the Underwriter of First Securities referred to in subsection (a) above.

               (c) The Company will make the certificates for the Securities to be purchased by the Underwriter hereunder available to you for checking at least two full business days prior to the First Closing Date or the Option Closing Date (which are collectively referred to herein as the "Closing Dates" and individually as a "Closing Date"). The certificates shall be in such names and denominations as you may request, at least two full business days prior to the Closing Dates. Delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

               Definitive certificates in negotiable form for the Shares and Warrants to be purchased by the Underwriter hereunder will be delivered by the Company to you for the account of the Underwriter against payment of the purchase prices by the Underwriter, by certified or bank cashier's checks in New York Clearing House funds, payable to the order of the Company.

               In addition, in the event the Underwriter exercise the option to purchase from the Company all or any portion of the Option Securities pursuant to the provisions of subsection (b) above, payment for such Securities shall be made to or upon the order of the Company by certified or bank cashier's checks payable in New York

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Clearing House funds at the offices of the Underwriter at the time and date of delivery of such Securities as required by the provisions of subsection (b) above, against receipt of the certificates for such Securities by the Underwriter for the account of the Underwriter registered in such names and in such denominations as the Underwriter may request.

               It is understood that the Underwriter propose to offer the Securities to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement becomes effective.

               (d) At the "First Closing" the Company shall grant to the Underwriter a purchase option for 140,000 Shares and 140,000 Warrants.

               3.   Covenants of the Company.

               The Company covenants and agrees with the Underwriter that:

               (a) The Company will use its best efforts to cause the Registration Statement to become effective and upon notification from the Commission that the Registration Statement has become effective, will so advise you and will not at any time, whether before or after the effective date, file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you or your counsel shall have reasonably objected in writing or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (A) the completion by the Underwriter of the distribution of the Securities contemplated hereby (but in no event more than nine months after the date on which the Registration Statement shall have become or been declared effective, or (B) 25 days after the date on which the Registration Statement shall have become or been declared effective, the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities.

               As soon as the Company is advised thereof, the Company will advise you, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its utmost efforts to prevent the issuance of any such order, and, if issued, to obtain as soon as possible the lifting thereof.

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               The Company has caused to be delivered to you such copies of the
Preliminary Prospectus which you have reasonably requested, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by the Act. The Company authorizes the Underwriter and dealers to use the Prospectus in connection with the sale of the Securities for such period as in the opinion of counsel to the Underwriter the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under this Act to be delivered any event of which the Company has knowledge and which materially affects the Company or the securities of the Company, or which in the opinion of counsel for the Company or counsel for the Underwriter should be set forth in an amendment of the Registration Statement or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Securities or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with Rules and Regulations, the Company will notify you promptly and forthwith prepare and file with the Commission and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriter, except that in case any Underwriter is required, in connection with the sale of the Securities, to deliver a Prospectus nine months or more after the effective date of the Registration Statement, the Company will upon request of and at the expense of the Underwriter, amend or supplement the Registration Statement and Prospectus and furnish the Underwriter with reasonable quantities of prospectuses complying with Section 10(a)(3) of the Act.

               The Company will comply with the Act, the applicable Rules and Regulations and the Securities Exchange Act of 1934 and the rules and regulations thereunder in connection with the offering and issuance of the Securities.

               (b) The Company will use its best efforts to qualify to register the Securities for sale under the securities or "blue sky" laws of such jurisdictions as the Underwriter may reasonably request and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Securities. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Underwriter may reasonably request.

               (c) If the sale of the Securities provided for herein is not consummated for any reason caused by the Company, the Company shall pay all costs and expenses incident to the performance of the Company's obligations hereunder,

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including, but not limited to, all of the expenses itemized in Section 8, on an actual out-of-pocket accountable basis.

               (d) For so long as the Company is a reporting company under either Section 12(g) or 15(d) of the Securities Exchange Act of 1934, the Company, at its expense, will furnish to its stockholders and warrantholders an annual report (including financial statements audited by independent public accountants), in reasonable detail, and at its expense, will furnish to you during the period ending five (5) years from the Effective Date, (i) as soon as practicable after the end of each fiscal year, a balance sheet of the Company and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and source and application of funds of the Company and any subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to stockholders; (iii) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission; and (iv) such other information as you may from time to time reasonably request.

               (e) In the event the Company has an active subsidiary or subsidiaries, such financial statements referred to in subsection (d) above will be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

               (f) The Company will deliver to you at or before the First Closing Date two signed copies of the Registration Statement, including all financial statements and exhibits filed therewith, and of all amendments thereto, and will deliver to you such number of copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as you may reasonably request. The Company will deliver to or upon the order of the Underwriter, from time to time until the Effective Date as many copies of any Preliminary Prospectus filed with the Commission prior to the Effective Date as the Underwriter may reasonably request. The Company will deliver to the Underwriter on the Effective Date and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriter may from time to time reasonably request.

               (g) The Company will make generally available to its security holders and deliver to you as soon as it is practicable to do so, an earnings statement (which need not be audited) covering a period of at least twelve consecutive months beginning after the Effective Date which shall satisfy the requirements of Section 11(a) of the Act.

               (h) The Company will apply the net proceeds from the sale of the Securities for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act.

               (i) The Company will, promptly upon your request, prepare and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the

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reasonable opinion of Gerald A. Kaufman, counsel to the Underwriter may be reasonably necessary or advisable in connection with the distribution of the Securities, and will use its best efforts to cause the same to become effective as promptly as possible.

               (j) Prior to the Effective Date, the Company shall have obtained agreements on your behalf stating that for a period of eighteen months from the Closing Date, the officers, directors and beneficial holders of more than 5% of the outstanding Shares of Common Stock of the Company currently outstanding will not publicly sell any Shares of Common Stock without the prior written consent of the Underwriter.

               (k) Upon completion of this offering, the Company will make all filings required, including registration under the Securities Exchange Act of 1934, to obtain the listing of the Securities (including Shares and Warrants separately), in the NASDAQ system, and will effect and maintain such listing for at least five (5) years from the Closing Date.

               (l) The Company will reserve and keep available that maximum number of its authorized but unissued Common Stock which are issuable upon exercise of the Warrants.

               (m) On the Closing Date and simultaneously with the delivery of the Securities, the Company shall execute and deliver to you the Underwriter's Purchase Option. The Option will be substantially in the form of the Underwriter's Option filed as Exhibit to the Registration Statement.

               (n) During the 90 day period commencing as of the Closing Date, the Company will not, without the prior written consent of the Underwriter grant options to purchase Shares of Common Stock at a price less than the initial public offering price.

               (o) The Company and each 5% or more shareholder represent that it or he has not taken and agree not to take any action designed to or which might cause or result in the stabilization or manipulation of the price of the Securities or to facilitate the sale or resale of the Securities.

               (p) Upon exercise of any Warrant(s) subsequent to one year from the Effective Date, the Company will pay the Underwriter a fee of 8% of the aggregate exercise price of the Warrants, of which 1% may be reallowed to the dealer who solicited the exercise (which may also be the Underwriter), if (i) the market price of the Company's Common Stock is greater than the exercise price of the Warrant's on the date of exercise, and (ii) the exercise of the Warrant was solicited by a member of the National Association of Securities Dealers, Inc. and such member was designated in writing, by the holder of such Warrant, as having solicited the exercise of the Warrant; (iii) the Warrant is not held in a discretionary account, and (iv) the solicitation of the Warrant was not in violation of Rule 10b-6 promulgated under the Securities Exchange Act of 1934 as amended. The Company agrees not to solicit the exercise of any Warrants other than through the Underwriter and will not authorize any other dealer to engage in such solicitation without the Underwriter's prior written consent.

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               4.   Conditions of Underwriter's Obligation.

               The obligation of the Underwriter to purchase and pay for the

Securities which they have agreed to purchase hereunder is subject to the accuracy (as of the date hereof, and as of the Closing Dates) and compliance with the representations and warranties of the Company herein, to the accuracy of statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations to be performed hereunder, and to the following conditions.

               (a) The Registration Statement shall have become effective and prior to the Closing Dates no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that or similar purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission; any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Gerald A. Kaufman, counsel to the Underwriter; and no stop order shall be in effect denying or suspending effectiveness of such qualification nor shall any stop order proceedings with respect thereto be instituted or pending or threatened under such law.

               (b) The Underwriter shall not have advised the Company that the Registration Statement, the Prospectus, or any amendment or supplement thereto contains any untrue statement of fact which, in the reasonable opinion of Gerald A. Kaufman, counsel, is material and is required to be stated therein or necessary to make the statements therein no misleading.

               (c) At the First Closing Date, you shall have received the opinion, dated as of the Closing Date, of Bernstein & Wasserman, LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect that:

               (i) the Company, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each other jurisdiction in which the ownership or leasing of its properties or conduct of its business requires such qualification, except where the failure to be so qualified would not have a material affect upon the Company.

               (ii) to the best knowledge of such counsel, the Company or its subsidiaries, has obtained all material licenses, registrations, permits and other governmental authorizations which are reasonably necessary to the conduct of its business and such licenses, registrations, permits and governmental authorizations are in full force and effect.

               (iii) the authorized capitalization of the Company as of September 30, 1996 is set forth under "Capitalization" in the Prospectus; all shares of the Company's outstanding stock requiring authorization for issuance by the Company's board of directors have been duly authorized, validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the outstanding shares of Common Stock of the Company have not been issued in violation of the preemptive rights of any shareholder and the shareholders of the Company do not have any preemptive rights or other rights to subscribe for or to purchase, nor are there any restrictions upon the voting or transfer of any of the shares other than as set forth in the Prospectus; the Common Stock and the Warrants, conform to the respective descriptions thereof contained in the Prospectus; the Shares have been, and the shares of Common Stock to be issued upon exercise of the Warrants in accordance with the terms of such Warrants have been duly authorized and when issued and delivered, will be duly and validly issued, fully paid, non-assessable, free of preemptive rights and no personal liability will attach to the ownership thereof; a sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Warrants and to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any registration rights or other rights, other than those which have been waived or satisfied for or relating to the registration of any shares of Common Stock or those contained in the PO.

               (iv) this Agreement and the Underwriter's PO have been duly and validly authorized, executed and delivered by the Company, and assuming due execution and delivery of this Agreement by the Underwriter, are the valid and legally binding obligations of the Company, subject to applicable bankruptcy, reorganization, insolvency, moratorium, and other similar laws applicable to creditor's rights generally and also subject to any limitations on enforceability which may be imposed by application of equitable principles. except no opinion need be expressed as to the enforceability of the indemnity provisions contained in Section 6 or the contribution provisions contained in
Section 7 of this Agreement.

               (v) the certificates evidencing the Shares of Common Stock and Warrants are in valid and proper legal form; the Warrants will be exercisable for shares of Common Stock of the Company in accordance with the terms of the Warrants and at the prices therein provided for; at all times during the term of the Warrants the shares of Common Stock of the Company issuable upon exercise of the Warrants will have been duly authorized and reserved for issuance upon such exercise of Warrants and at the price provided for, will be duly and validly issued, fully paid and non- assessable.

               (vi) such counsel knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property financial condition or operations of the Company; or which question the validity of the Shares, this Agreement, the Warrants, or any action taken or to be taken by the Company pursuant to this Agreement; and no such proceedings are known to such counsel to be contemplated against the Company; to the best knowledge of such counsel, there are no governmental proceedings or regulations required to be described or referred to in the Registration Statement which are not so described or referred to.

               (vii) Neither the Company nor its subsidiaries is in violation of or default under, nor will the execution and delivery of this Agreement or the Warrants and the incurrence of the obligations herein or therein contemplated, result in a violation of, or constitute a default under the certificate or articles of incorporation or by-laws, or to the best knowledge of such counsel, in the performance or observance of any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

               (viii) the Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus (except for the financial statements and other financial data contained therein, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Rules and Regulations.

               (ix) such counsel has participated in the preparation of the Registration Statement and the Prospectus and nothing has come to the attention of such counsel to cause such counsel to have reason to believe that the Registration Statement or any amendment thereto at the time it became effective contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading (except, in the case of both the Registration Statement and any amendment thereto and the Prospectus and any supplement thereto, for the financial statements, notes thereto and other financial information and statistical data contained therein, as to which such counsel need express no opinion).

               (x) all descriptions in the Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts and other documents are accurate and fairly present the information required to be shown, and such counsel has examined all contracts and other documents referred to in the Registration Statement and the Prospectus and any such amendment or supplement or filed as exhibits to the Registration Statement, and such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed.


               (xi) no authorization, approval, consent, or license of any governmental or regulatory authority or agency is necessary in connection with the authorization, issuance, transfer, sale or delivery of the Securities by the Company, in connection with the execution, delivery and performance of this Agreement by the Company, or in connection with the taking of any action contemplated herein, or the issuance of the Securities (other than necessary amendments to the Registration Statement) other than (a) registrations or qualifications of the Securities under applicable state or foreign securities or Blue Sky laws and (b) registration under the Act, and (c) "clearance" from the National Association of Securities Dealers, Inc.

               Such opinion shall also cover such matters incident to the transactions contemplated hereby as the Underwriter or counsel for the Underwriter shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact. Notwithstanding the foregoing, such counsel may rely as to all matters of law other than the law of the United States or of the States of Delaware or New York upon opinions of counsel satisfactory to you, in which case the opinion shall state that such counsel has no reason to believe that you and they are not entitled to so rely.

               (d)   Intentionally Omitted.

               (e) You shall have received letters prior to the Effective Date and again on and as of the First Closing Date from Grant Thornton, LLP independent public accountants for the Company, substantially in the form approved by you.

               (f) At the First Closing Date, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Date and the Company shall have performed all of its obligations hereunder and satisfied all conditions to be satisfied at or prior to such Closing Date, (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) there shall have been, since the respective dates as of which information is given, no material adverse change in the business, properties or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt or general affairs of the Company from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the Effective Date, and the Company shall not have incurred any material liabilities or agreement not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus; and (iv) except as set forth in the Prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against the Company which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against the Company before or by any commission, board of administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations or general affairs of the Company, and (v) you shall have received, at the Closing Date, a certificate signed by the Chairman of the Board or President and the principal financial officer of the Company, dated as of the Closing Date, evidencing compliance with the provisions of this subsection (f).

               (h) Upon exercise of the option provided for in Section 2(b) hereof, the obligations of the Underwriter to purchase and pay for the Option Securities referred to therein will be subject (as of the date hereof and as of the Option Closing Date) to the following additional conditions: (i) The Registration Statement shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof shall have been issued, and no proceedings for that purpose shall have been instituted or shall be contemplated by the Commission for additional information shall have been complied with to the satisfaction of Gerald A. Kaufman, counsel to the Underwriter; (ii) At the Option Closing Date there shall have been delivered to you, the signed opinion of Bernstein & Wasserman, LLP, counsel for the Company, dated as of the Option Closing Date, in form and substance satisfactory to Gerald A. Kaufman, counsel to the Underwriter, which opinion shall be substantially the same in scope and substance as the opinion furnished to you at the First Closing Date pursuant to Section 4(c) hereof, except that such opinion, where appropriate, shall cover the Option Securities rather than the First Securities. If the First Closing Date is the same as the Option Closing Date, such opinions may be combined; (iii) At the Option Closing Date, there shall have been delivered to you a certificate of the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Option Closing Date, in form and substance reasonably satisfactory to Gerald A. Kaufman, counsel to the Underwriter, substantially the same in scope and substance as the certificate furnished to you at the First Closing Date pursuant to Section 4(f) hereof; (iv) At the Option Closing Date, there shall have been delivered to you a letter in form and substance satisfactory to you from Grant Thornton, LLP dated the Option Closing Date and addressed to the Underwriter, confirming the information in their letter referred to in Section 4(e) hereof as of the date thereof and stating that, without any additional investigation required, nothing has come to their attention during the period from the ending date of their review referred to in said letter to a date not more than five business days prior to the Option Closing Date which would require any change in said letter if it were required to be dated the Option Closing Date; (v) All proceedings taken at or prior to the Option Closing Date in connection with the sale and issuance of the Option Securities shall be satisfactory in form and substance to the Underwriter and Gerald A. Kaufman, counsel to the Underwriter, shall have been furnished with all such documents, certificates and opinions as you may request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company or its compliance with any of the covenants or conditions contained therein.

               (i) If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated this Agreement and all obligations of the

Underwriter under this Agreement may be canceled at, or at any time prior to, each Closing Date by the Underwriter notifying the Company of such cancellation in writing or by telegram at or prior to the applicable Closing Date. Any such cancellation shall be without liability of the Underwriter to the Company.

               5.  Conditions of the Obligations of the Company.

               The obligation of the Company to sell and deliver the Securities is subject to the following conditions:

               (a) The Registration Statement shall have become effective not later than 10:00 A.M., New York time, on the day following the date of this Agreement,; or on such later date as the Company and the Underwriter may agree in writing.

               (b) On the Closing Date, no stop orders suspending the effectiveness of the Registration Statement shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission.

               If the conditions to the obligations of the Company provided for in this Section have been fulfilled on the First Closing Date but are not fulfilled after the First Closing Date and prior to the Option Closing Date, then only the obligation of the Company to sell and deliver the Option Securities on exercise of the option provided for in Section 2(b) hereof shall be affected.

               6.  Indemnification.

               (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act from and against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment thereof or supplement thereto, (B) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus; or any amendment thereof or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus or any such amendment or supplement thereto. This indemnity will be in addition to any liability which the Company may otherwise have.

               (b) The Underwriter agree to indemnify and hold harmless the Company, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, from and against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by you specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

               (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnified party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Underwriter or a person who controls such Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the indemnifying party and in the judgment of the Underwriter, it is advisable for the Underwriter or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriter and controlling persons, which firm shall be designated in writing by you). No settlement of any action against an indemnified party shall be made without the consent of the indemnified party, specified in this paragraph which shall not be unreasonably withheld in light of all factors of importance to such indemnified party.

               7.  Contribution.

               In order to provide for just and equitable contribution under the Act in any case in which (i) the Underwriter makes claim for indemnification pursuant to Section 6 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 6 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Underwriter, then the Company and each person who controls the Company, in the aggregate, and any such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) in either such case (after contribution from others) in such proportions that all such Underwriter are responsible in the aggregate for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discounts per Share and Warrant appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and the Company shall be responsible for the remaining portion, provided, however, that (a) if such allocation is not permitted by applicable law, then the relative fault of the Company and the Underwriter and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omissions relates to information supplied by the Company or the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if the respective obligations of the Company and the Underwriter to contribute pursuant to this Section 7 were to be determined by pro rata or per capita allocation of the aggregate damages or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 7 and no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. As used in this paragraph, the word "Company" includes any officer, director, or person who controls the Company within the meaning of
Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from the Company to the full extent permitted by law. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than the Company and the Underwriter. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

               8.  Cost and Expenses.

               (a) Whether or not this Agreement becomes effective or the sale of the Securities to the Underwriter is consummated, the Company will pay all costs and expenses incident to the performance of this Agreement by the Company, including but not limited to the fees and expenses of counsel to the Company and of the Company's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statement therein and all amendments and exhibits thereto), each Preliminary Prospectus and the Prospectus, as amended or supplemented, the fee of the National Association of Securities Dealers, Inc. ("NASD") in connection with the filing required by the NASD relating to the offering of the Securities contemplated hereby; all expenses, including reasonable fees and disbursements of counsel in connection with the qualification of the Securities under the state securities or blue sky laws which the Underwriter shall designate; the cost of printing and furnishing to the Underwriter copies of the Registration Statement, and the Preliminary Prospectus, the Prospectus, this Agreement, and the Blue Sky Memorandum and the cost of printing and certificates representing the securities comprising the Securities. The Company shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriter hereunder. The Company will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus as called for in Section 3(a) of this Agreement except as otherwise set forth in said Section.

               (b) In addition to the foregoing expenses the Company shall at the First Closing Date pay to the Underwriter a non-accountable expense allowance of $214,200. In the event the over-allotment option is exercised, the Company shall pay to the Underwriter at the Option Closing Date an additional amount equal to 3% of the gross proceeds received upon exercise of the over-allotment option. In the event the transactions contemplated hereby are not consummated by reason of any action by the Underwriter pursuant to Section 10 of this Agreement, the Company shall be liable for the accountable out of pocket expenses of the Underwriter, including legal fees up to a maximum of $40,000. In the event the transactions contemplated hereby are not consummated by reason of any action of the Company or because of a breach by the Company of any covenant, representation or warranty herein, the Company shall be liable for the accountable out of pocket expenses of the Underwriter, including legal fees but not in excess of $40,000.

               (c) No person is entitled either directly or indirectly to compensation from the Company, from the Underwriter from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless the Underwriter from and against any losses, claims, damages or liabilities, joint or several which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fee), to which the indemnified party may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

               9.  Effective Date.

               The Agreement shall become effective upon its execution, except that the Underwriter may, at its option, delay its effectiveness until 11:00 A.M., New York time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as the Underwriter in its discretion shall first commence the initial public offering of any of the Securities. The time of the initial public offering shall mean the time of release by you of the first newspaper advertisement with respect to the Securities, or the time when the Securities are first generally offered by you to dealers by letter or telegram, whichever shall first occur. This Agreement may be terminated by you at any time before it becomes effective as provided above, except that Sections 3(c), 6, 7, 8, 12, 13, 14 and 16 shall remain in effect notwithstanding such termination.

               10.  Termination.

               (a) This Agreement, except for Sections 3(c), 6, 7, 8, 12, 13, 14 and 16 may be terminated at any time prior to the First Closing Date, and the option referred to in Section 2(b), if exercised, may be canceled, at any time prior to the Option Closing Date, by the Underwriter if in its judgment it is impracticable to offer for sale or to enforce contracts made for the resale of the Securities agreed to be purchased hereunder by reason of (i) the Company having sustained a material loss, whether or not insured by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree, (ii) trading in securities on the New York Stock Exchange or the American Stock Exchange having been suspended or limited, (iii) material governmental restrictions having been imposed on trading in securities generally (which are not in force and effect on the date hereof), (iv) a banking moratorium having been declared by federal or New York state authorities, (v) an outbreak of major international hostilities or other national or international calamity having occurred, (vi) the passage by the Congress of the United States or by any state legislative body of similar impact, of any act or measure, or the adoption of any orders, rules or regulations by any government body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Underwriter to have a material adverse impact on the business, financial condition or financial statements of the Company, (vii) any material adverse change in the financial or securities markets in the United States having occurred since the date of this Agreement, or (viii) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of the Company, financial or otherwise, whether or not arising in the ordinary course of business.

               (b) If the Underwriter elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10 or in Section 9, the Company shall be promptly notified by the Underwriter, by telephone or telegram, confirmed by letter.

               11.  Underwriter's Option.

               On the First Closing Date, the Company will sell to the Underwriter for a consideration of $120, and upon the terms and conditions set forth in the form of annexed as an exhibit to the Registration Statement, an option ("PO") to purchase an aggregate of 140,000 Shares and 140,000 Warrants. The PO shall be for a five year term and the exercise prices shall be $7.50 per Share and $.15 per Warrant with the Warrant to be identical to the Warrants sold to the public. In the event of conflict in the terms of this Agreement and the Warrant, the language of the Warrant shall control.

               12. Representations, Warranties, and Agreements to Survive Delivery.

               The respective indemnities, agreements, representations, warranties and other statements of the Company or its Principal Stockholders, where appropriate, and the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company or any of its officers or directors or any controlling person and will survive delivery of any payment of the Securities and the termination of this Agreement.

               13.  Notice.

               All communications hereunder will be in writing and, except as otherwise expressly provided herein, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to them at Patterson Travis, Inc. One Battery Park Plaza, New York, New York, 10004 with a copy sent to Gerald A. Kaufman, 33 Walt Whitman Road, Huntington Station, New York 11746 of if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 144 Belmont Drive, Somerset, New Jersey 08873 with a copy to Bernstein & Wasserman, LLP, 950 Third Avenue, New York, New York 10022, Attention: Stuart Neuhauser, Esq.

               14.  Parties in Interest.

               The Agreement herein set forth is made solely for the benefit of the Underwriter, the Company and, to the extent expressed, the Principal Stockholders, any person controlling the Company or the Underwriter, and directors of the Company, nominees for directors of the Company (if any) named in the Prospectus, the officers of the Company who have signed the Registration Statement, and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchasers, as such purchaser, from the Underwriter of the Securities.

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

               15.  Director

               For a period of three years from Effective Date, the Underwriter will have the right to designate one person to be elected as a director of the Company or to be an observer at the meeting.

               16.  Applicable Law.

               This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be entirely performed within New York the Company and the Underwriter in accordance with its terms.


                                    Very truly yours,

                                    AMPLIDYNE, INC.

                                     By: __________________________
                                         Devendar S. Bains, President


               The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                     Patterson Travis, Inc.

                                     By: ___________________________


               We hereby agree to be bound by the provisions of Sections 3(o) and 12 hereof as corrected.


---------------------------
Devendar S. Bians

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